              Certain Confidential Information has been omitted
                  and filed separately with the Commission.



SALSBURY CHEMICALS
------------------
A CAMBREX COMPANY

                                                                   EXHIBIT 10.32

                                SUPPLY AGREEMENT

     THIS AGREEMENT (the "Agreement"), entered into as of this ninth day of November, 1999 (the "Effective Date"), by and among SALSBURY CHEMICALS, INC. ("Salsbury"), a corporation organized under the laws of Iowa with a place of business at 1205 11th Street, Charles City, Iowa 50616-3466 and GELTEX PHARMACEUTICALS, INC., a Delaware corporation with a place of business at 153 Second Avenue, Waltham, MA 02451 ("GelTex" or "Purchaser").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, GelTex has sublicensed certain patent rights (the "Patent Rights") obtained from Nitto Boseki Co. Ltd. ("Nittobo") to Salsbury pursuant to the terms of a sublicense agreement dated July 10, 1997 (the "Sublicense Agreement") and Salsbury has experience in the production of poly(allylamine hydrochloride), as further described in Exhibit A hereto (the "Product");

     WHEREAS, Salsbury is a wholly owned subsidiary of Cambrex Corporation, a corporation organized under the laws of Delaware ("Cambrex"), and Cambrex is the parent corporation of Nordic Synthesis (Sweden) and certain other companies.

     WHEREAS, for purposes of this Agreement, the term "Affiliate" shall mean any corporation or other entity that controls, is controlled by, or is under common control with a party. A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the corporation or other entity.

     WHEREAS, GelTex requires the Product for the production of RenaGel(R) non-absorbed phosphate binder and CholestaGel(R) non-absorbed cholesterol reducer (RenaGel(R) and CholestaGel(R) may hereinafter be referred to collectively as "End Products");

     WHEREAS, the End Products will be manufactured by certain third party manufacturers identified in writing to Salsbury (the "Contract Manufacturers") and will be marketed and sold by certain third party collaborators identified in writing to Salsbury (the "Collaborators");

     WHEREAS, Salsbury is willing to sell to GelTex and GelTex is willing to purchase from Salsbury, Product manufactured by Salsbury in accordance with the price and other terms set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 2 of 15

ARTICLE I
MANUFACTURE AND SALE
--------------------

     1.01 SUPPLY. During the term of this Agreement and subject to the terms and conditions set forth herein, Salsbury shall manufacture and supply to
          GelTex and GelTex shall purchase [                        ]* of its
          annual requirements of the Product from Salsbury. For purposes hereof, GelTex's annual requirements shall include the annual requirements of the Collaborators and Contract Manufacturers to which GelTex is obligated to supply the Product.

     1.02 QUALITY OF PRODUCT. Salsbury agrees to manufacture the Product to meet the specifications set forth in Exhibit A hereto (the "Specifications"), and in accordance with all applicable regulatory requirements relating to the manufacture of the Product and the terms and conditions of a Technical Agreement to be entered into between the parties in a form substantially similar to that attached hereto as Exhibit B (the "Technical Agreement"), and shall not deviate in any way whatsoever therefrom without the written permission of a duly authorized representative of the Purchasers.

     1.03 SECONDARY SOURCE OF SUPPLY. Following Nittobo's approval to sublicense the Patent Rights to a Cambrex Affiliate, Salsbury will make best efforts to qualify Nordic Synthesis (Sweden) and / or another Cambrex Affiliate as a secondary supplier of Product. Following such qualification, Salsbury shall use such secondary supplier of Product
          to manufacture such portion [                   ]* as Salsbury shall
          determine. Notwithstanding its use of a secondary source of supply, Salsbury shall remain obligated to supply GelTex with the quantities of Product described in Section 1.01, and Salsbury shall be responsible for ensuring that all Product manufactured for GelTex, whether by Salsbury or another Affiliate of Cambrex, satisfies the quality requirements and meets the warranties sets forth in this Agreement. If requested by GelTex, Salsbury shall use best efforts to cause the secondary source to enter into a Technical Agreement with GelTex.


ARTICLE II
TERM
----

     2.01 TERM. The term of this Agreement shall commence on the Effective Date
          and shall terminate [           ]* from the Effective Date hereof
          (the "Initial Term"), and is not subject to earlier cancellation by either party except as otherwise specifically provided herein.

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB




* Confidential information omitted and filed separately with the Commission

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 3 of 15

     2.02 RENEWAL TERM. The Agreement shall automatically renew after the Initial Term and continue in effect for one-year periods (each such period being a "Renewal Term").

     2.03 CANCELLATION. Should GelTex desire to cancel the Agreement at the end of the Initial Term or at the end of any Renewal Term, then GelTex
          must provide written notice of cancellation [        ]* prior to
          the termination date of the Initial Term or the relevant Renewal Term, as the case may be. Should Salsbury desire to cancel the Agreement at the end of the Initial Term or at the end of any Renewal Term then
          Salsbury must provide written notice of cancellation [        ]*
          months prior to the termination date of the Initial Term or the relevant Renewal Term, as the case may be. Should Salsbury terminate this Agreement, Salsbury agrees to use reasonable efforts to secure for GelTex an alternate supplier of the Product.

     2.04 EXTENSION. Salsbury or GelTex has the option to open negotiations on the extension of this Agreement two (2) years prior to its expiration.


ARTICLE III
PRICE, ORDERS AND TERMS OF PAYMENT
----------------------------------

     3.01 PRICE. The price (Base Price) for the Product is [               ]*
          per kilogram for calendar year 2000 and a price not to exceed
          [        ]* per kilogram for the remainder of the Initial Term and
          any Renewal Term [                                               ]*.

     3.02 MINIMUM ANNUAL PURCHASE. Commencing in calendar year 2000, Salsbury agrees to manufacture and GelTex shall purchase a minimum of
          [                        ]* kilograms of Product during each calendar
          year of the Initial Term and during any Renewal Term. [ ]* kilograms, GelTex will make a cash payment to Salsbury such that the total revenue for Salsbury from the sale of Product and the cash payment
          will be at least [               ]*.

     3.03 PRICE REVISION. The Base Price will be subject to an annual adjustment, commencing on January 1, 2001. That portion of the Base
          Price representing [                  ]*  will be adjusted upward or
          downward based upon [                    ]* for the upcoming year. At
          the end of each contract year, [


                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---



* Confidential information omitted and filed separately with the Commission

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 4 of 15

                         ]* be determined and any difference will be invoiced
          to GelTex or credit made to its account. The price for [          ]*
          for calendar year 2001 is [                                     ]*
          (plus freight, insurance and applicable duty). GelTex has the option to independently negotiate the price and supply of
          [          ]* and have the price differential incorporated in any new
          Product sales price calculations. The balance of the Base Price will be further adjusted upward or downward each year [
                                                                           ]*.

     3.04 PROJECTIONS. GelTex shall issue at quarterly intervals a twelve (12) month forecast estimating its total requirements of Product from Salsbury. Salsbury will use these forecasts for planning purposes only, unless and until such time as GelTex issues a firm purchase order for delivery of Product. If during any quarter, the quantity set forth in firm purchase orders requested by GelTex exceeds the most recent forecast provided for such quarter by more than [
                 ]* Salsbury shall use its best efforts to accommodate any increases in the quantity of Product which GelTex shall request under new purchase orders.

     3.05 PURCHASE ORDERS. GelTex shall submit purchase orders for quantities of Product desired to Salsbury at its address designated in Section 9.06 hereof. Such purchase orders shall set forth the quantities of Product to be purchased, the delivery dates and shipping instructions and
          place of delivery, and shall allow at least [          ]* days for
          delivery. Each purchase order issued hereunder shall be governed by the terms of this Agreement, and none of the terms or conditions of GelTex's or Salsbury's forms shall be applicable, except for those specifying quantity ordered, delivery dates, special supply and packing instructions, and invoice instruction.

     3.06 PAYMENT TERMS. Except as set forth at Section 4.03 herein, net payment for the Product shall be due to Salsbury not later than thirty (30) days from the date of invoice of Product by Salsbury. All payments and communications regarding the Product shall be delivered to Salsbury at the address designated in Section 9.06 hereof.

     3.07 COMPETITION CLAUSE. On or after January 1, 2002 and after demand for
          Product exceeds [                                  ]* kilograms per
          calendar year, in the event GelTex can obtain Product from a reputable
          source for quantities over [                                   ]*
          kilograms per calendar year and in like quality and under similar terms and conditions as set forth in this Agreement at a price which
          is more than [                ]* less than the then existing Contract
          Price,

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---




* Confidential information omitted and filed separately with the Commission

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 5 of 15

          then GelTex shall so notify Salsbury in writing and provide documentation of the price it has received from the reputable source; provided, however, that GelTex shall be permitted to delete the identity of the source in any documents provided. Within fifteen (15) days of the date of GelTex's notice, Salsbury shall notify GelTex in writing of its decision to match the price offered from the reputable source. If GelTex does not receive such notice from Salsbury prior to the expiration of the fifteen (15) day response period, then GelTex
          shall be permitted to purchase amounts above [                 ]*
          kilograms from the other reputable source during the remainder of the Initial Term or any Renewal Term; however, in no event will GelTex
          purchase less than [               ]* kilograms of Product from
          Salsbury per calendar year at the Contract Price for the remainder of the Term of the Agreement.

     3.08 PRICE RENEGOTIATIONS. GelTex shall have the option to reopen price discussions once the Product production and sales volume exceeds
          [                        ]* kilograms per calendar year.

ARTICLE IV
DELIVERY AND TITLE
------------------

     4.01 TERMS OF DELIVERY. The Product shall be shipped C.I.F. Charles City, Iowa to Dow Specialty Products Company (Midland, MI) and F.O.B. Charles City, Iowa to all other Contract Manufacturers unless otherwise instructed by GelTex in writing and agreed to by Salsbury.

     4.02 MANUFACTURE OF PRODUCT.

          A. All Product delivered under this Agreement shall be manufactured in compliance with the terms and conditions of the Sublicense Agreement.

          B. The Product shall be manufactured in accordance with all applicable regulatory standards including, but not limited to, Current Good Manufacturing Practices ("cGMP") and the Technical Agreement. Salsbury shall be responsible for maintaining or causing to be maintained, on behalf of GelTex, the retention samples of the Product required by applicable regulatory standards.

          C.   Salsbury shall provide the current Material Safety Data Sheet
               (MSDS) to GelTex for all Product delivered hereunder.

          D. Salsbury will maintain, and will cause any Affiliate to maintain, complete and accurate records relating to the Product and the manufacture, packaging and

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---




* Confidential information omitted and filed separately with the Commission

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 6 of 15

               testing thereof for the period required by applicable regulatory standards. Without limiting the generality of the foregoing, Salsbury shall or shall cause any Affiliate to:

               1) perform quality assurance and control tests on each lot of Product manufactured before delivery and shall prepare and deliver to GelTex a written report of the results of such tests, with each report setting forth for each lot delivered the items tested, specifications and results in a Certificate of Analysis containing the types of information required by applicable regulatory standards, and

               2) prepare and maintain for a period of not less than five (5) years and for so long as required under applicable regulatory standards for each lot of Product manufactured a certificate of manufacturing compliance containing the types of information required by applicable regulatory standards, which will certify that the lot of Product was manufactured in accordance with Specifications and cGMPs.

          E. Each party shall promptly advise the other of any safety or toxicity problem of which either party becomes aware regarding the Product or intermediates used in the manufacture of the Product.

          F. The parties shall make their best efforts to facilitate the incorporation of process improvements approved by GelTex into the Product manufacturing scheme. GelTex and Salsbury shall share equally in the cost savings resulting from the process improvements.

     4.03 INSPECTION. Within a reasonable time of arrival of the Product at GelTex's facility or the facility of a Contract Manufacturer, as the case may be, the recipient of the Product shall inspect and test the Product at its cost. If the party testing the Product finds that the Product does not conform to the Specifications, GelTex shall within thirty (30) days after the date of such arrival, give Salsbury written notice of any claim setting forth the details of such non-conformity and any payment for such non-conforming Product shall be delayed until conforming Product has been accepted. Salsbury shall replace, at its expense, any non-conforming Product within thirty (30) days after Salsbury receives the above mentioned written notice. This procedure shall continue until such time as the recipient of the Product shall determine that the Product conforms to the Specifications. Disputes between the parties as to whether all or any part of a shipment rejected conforms to the Product Specifications shall be resolved by a mutually acceptable third-party testing laboratory.

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 7 of 15

     4.04 PLANT VISITS. Salsbury shall, and shall cause any Affiliate to permit representatives of GelTex and / or its Collaborators, to visit the facilities where the Product is manufactured for the purpose of reviewing the manufacture and testing of the Product and related batch records and of conducting compliance audits associated with cGMPs and other regulatory requirements. GelTex agrees to give Salsbury and any Affiliate, as the case may be reasonable notice of any proposed visit to a Product facility by a GelTex representative or a Collaborator representative. Any such visits shall be during normal business hours on work days and be subject to a standard confidentiality agreement. In addition, Salsbury shall, and shall cause any Affiliate to, permit governmental inspectors acting pursuant to statutory authority to inspect the facilities where the Product is being manufactured, and to review required documentation. Salsbury shall notify GelTex in advance of any planned visit by a governmental inspector, and shall notify promptly notify GelTex following an unscheduled visit by a governmental inspector.

     4.05 AUDIT RIGHTS. Salsbury agrees to provide GelTex with such financial information as GelTex may reasonably request in order that GelTex may verify that (i) any revisions to the Base Price permitted under
          Section 3.03 hereof have been accurately calculated, and (ii) any cost savings discussed in Section 4.02F have been accurately calculated and divided.

ARTICLE V
WARRANTIES, [        ]* AND INSURANCE
-------------------------------------

     5.01 WARRANTIES.

          A.   Salsbury warrants that

               1) Product delivered pursuant to this Agreement (whether manufactured by Salsbury or another Cambrex Affiliate) shall
                    (i) conform with the Specifications, (ii) be manufactured in accordance with cGMPs and all other applicable requirements,
                    (iii) be conveyed with good title, free from any lawful security interests, lien or encumbrance, and (iv) not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act; provided, however, that Salsbury shall not be liable for misbranding or adulteration which is due to any labeling, instructions or packaging provided to Salsbury by GelTex; and,

               2) the facility used to manufacture the Product is in substantial compliance with all applicable regulatory requirements and there are no pending or

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---



* Confidential Information omitted and filed separately with the Commission

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 8 of 15

                    uncorrected citations or adverse conditions affecting the manufacture of Product noted in any inspection of the facility.

               3) SALSBURY MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY SALSBURY.

          B. GelTex warrants that it is authorized to license the Patent Rights to Salsbury and that the Contract Manufacturers identified to Salsbury are authorized and accepted by Nittobo.

          C. It is understood and agreed that Salsbury has no control over the ultimate use of the Product or use of products that include or were manufactured with the Product, and Salsbury shall have no liability in connection with any such use.

     5.02 SPECIFICATIONS. GelTex shall deliver to Salsbury written notice of any required changes to the Specifications, and Salsbury will use its best efforts to accommodate such Specification changes. [
                                                                          ]*

     5.03 GELTEX [       ]*. GelTex shall [                               ]*


     5.04 SALSBURY [        ]*. Salsbury will [                             ]*



                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---



* Confidential information omitted and filed separately with the Commission

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 9 of 15


     5.05 PATENT [      ]*. [                                             ]*.

     5.06 [              ]* PROCEDURES. A party [                     ]*
          Section 5.03, 5.04, or 5.05 above, shall promptly notify [
                                                                          ]*

     5.07 INSURANCE. Each party warrants to the other that it is currently insured and covenants that at all times during the term of this Agreement it will maintain a comprehensive general liability insurance policy which

          A. is sufficient to adequately protect against the risks associated with its ongoing business, including the risks which might possibly arise in connection with the transactions contemplated by this Agreement and

          B. provides that it cannot be terminated or canceled without giving the other party thirty (30) days advance written notice.


ARTICLE VI
CONFIDENTIALITY
---------------

     6.01 CONFIDENTIAL INFORMATION. All confidential information furnished in writing and designated "CONFIDENTIAL" by GelTex to Salsbury, or any of its respective

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---




* Confidential information omitted and filed separately with the Commission

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 10 of 15

          affiliates, or furnished by Salsbury to GelTex or RenaGel LLC or any of their affiliates, during the term of this Agreement, relating to the subject matter hereof ("Confidential Information") shall be kept confidential by the party receiving it, and the party receiving Confidential Information shall not make use of it except for purposes authorized by this Agreement, nor disclose any Confidential Information to any person or firm unless previously authorized in writing to do so; provided, however, that the party receiving Confidential Information may disclose it as necessary to responsible officers, employees and independent contractors for the purpose contemplated by this Agreement, provided that such officers, employees and independent contractors shall have assumed like obligations of confidentiality.

     6.02 OTHER INFORMATION. The foregoing limitations on the use and disclosure of Confidential Information shall not apply

          A. to the disclosure of information as required by any governmental regulatory agency by any law or regulation, provided that the owner of the Confidential Information has been given prior notice of the required disclosure and all parties have taken all reasonable steps to limit the required disclosure;

          B. to information which at the time of disclosure or thereafter lawfully becomes a part of the public domain through no fault of the receiving party;

          C. to information which was otherwise in the receiving party's lawful possession prior to disclosure as shown by its written records; or

          D. to information which is released from confidential status by mutual agreement of the parties.

     6.03 PUBLICITY. Except as may be required by applicable laws and regulations or a court of competent jurisdiction, as required to meet credit or other financing arrangements, or as required or appropriate in the reasonable judgment of either party to satisfy the disclosure requirements of any applicable securities law or regulation, neither party shall make any public release or other disclosure with respect to this Agreement or the terms hereof without the prior consent of the other party.

ARTICLE VII
RIGHTS TO PRODUCT
-----------------

     7.01 OWNERSHIP. Any and all improvements, discoveries and/or inventions, whether or not patentable, which may be made or conceived by Salsbury or any of the other

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 11 of 15

          Cambrex Affiliates manufacturing Product during the Initial Term or any Renewal Term of this Agreement and which is based on the Patent Rights, the Product or products using the Product, shall be the sole and exclusive property of GelTex. Salsbury shall provide and shall cause any such Cambrex Affiliate to provide, full disclosure to GelTex of all such improvements, discoveries, and/or inventions described above, and shall execute or cause to be executed any and all applications, assignments, or other instruments which GelTex shall deem necessary or useful in order to apply for and obtain Letters Patent of the United States and all foreign countries for discoveries and improvements believed to be inventions, and shall assign and convey or caused to be assigned and conveyed to GelTex sole and exclusive right, title, and interest in and to the discoveries and improvements and to all patent applications and patents thereon. GelTex will bear the cost of preparation of all such patent applications. Notwithstanding the above, GelTex grants Salsbury a perpetual, royalty-free, world-wide license for any intellectual property (whether or not patentable) made or conceived during the Initial Term or any Renewal term related to, or useful in connection with the Product manufacturing process for Salsbury's use in the manufacture of the Product and any other products.

ARTICLE VIII
TERMINATION FOR CAUSE
---------------------

     8.01 EARLY TERMINATION. This Agreement may be terminated by:

          A.   Salsbury, or

          B.   GelTex as follows:

               1) By a party immediately upon written notice by another party that it has filed or has had filed against it a petition under the Bankruptcy Act, makes an assignment for the benefits of creditors, has a receiver appointed for it or any of its assets.

               2) By a party if another party fails to perform or otherwise breaches any of its material obligations hereunder, by giving notice of its intent to terminate and stating the grounds therefor. The party receiving such notice shall have sixty (60) days from receipt thereof if such breach or failure involves a non-monetary obligation and fifteen (15) days if the breach or failure is regarding a monetary obligation, to cure the failure or breach, at which time this agreement shall terminate if such failure or breach has not been cured. In no event, however, shall such notice of termination to terminate be deemed

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 12 of 15

                    to waive any rights to damages or any other remedy which the party giving notice of breach may have as a consequence of such failure or breach.

     8.02 EFFECT OF TERMINATION. Termination of this Agreement, for whatever reason, shall not affect the obligations of specified in Sections 5.01, 5.03, 5.04, 5.05 or 5.06 or Sections 9.05, 9.07, 9.08, 9.10 or
          9.11, or Articles VI or VII hereunder.

ARTICLE IX
GENERAL PROVISIONS
------------------

     9.01 FORCE MAJEURE. Any delay in the performance of any of the duties or obligations of either party hereto (except the payment of money) caused by an event outside the affected party's reasonable control shall not be considered a breach of this Supply Agreement and the time required for performance shall be extended for a period equal to the period of such delay. Such events shall include without limitation any delay of FDA approval for products incorporating Product; acts of God; acts of a public enemy; insurrections; riots; injunctions; embargoes; fires; explosions; floods; or other unforeseeable causes beyond the reasonable control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are appropriate in that party's discretion to relieve the effect of such cause as rapidly as possible. Notwithstanding the foregoing or anything else in this Agreement to the contrary, should the force majeure event result in inability of a party to fully perform hereunder for a period of more than three (3) months, the other party shall have the right to immediately terminate this Agreement.

     9.02 ASSIGNMENT. No party shall assign this Agreement or any part thereof without the prior written consent of the other parties; provided, however, a party, without such consent, may assign or sell the same in connection with the transfer, license or sale of substantially its entire business to which this Agreement pertains, in the event of its merger or consolidation with another company or in the event of the transfer or sale to a wholly-owned subsidiary.

     9.03 SUCCESSORS IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their subsidiaries, affiliates, successors and permitted assigns. Assignment to an Affiliate or subsidiary shall not release the party making such assignment from responsibility for its obligations under this Agreement.

     9.04 ENTIRE AGREEMENT. This Agreement and the Technical Agreement, together shall constitute the entire agreement between the parties hereto and shall supersede

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 13 of 15

          any other agreements, whether oral or written, express or implied, as they pertain to the Product. This Agreement may not be changed or modified except by written instrument signed by both parties.

     9.05 RELATIONSHIP. The relationship created by this Agreement shall be strictly that of the buyer and seller. No party is hereby constituted an employee, an agent or legal representative of the other party for any purpose whatsoever, and is granted no right or authority hereunder to assume or create any obligation, express or implied, or to make any representation, warranties or guarantees, except as are expressly granted or made in this Agreement.

     9.06 NOTICE. Any notice required hereunder may be served by either party on the other by personal delivery, or by sending same, post-prepaid, by registered or by certified mail, or sent by facsimile to the respective party's address set forth below:

               Salsbury:          Salsbury Chemicals, Inc.
                                  1205 11th Street
                                  Charles City, IA 50616-3466
                                  Attention:  Vice President - Sales & Marketing
                                  (fax 515-228-4152)

               with a copy to:    Cambrex Corporation
                                  One Meadowlands Plaza
                                  East Rutherford, NJ 07073
                                  Attention:  General Counsel
                                  (fax 201-804-9852)

               GelTex:            GelTex Pharmaceuticals, Inc.
                                  153 Second Avenue
                                  Waltham, MA 02154
                                  Attention:  Joseph E. Tyler
                                  (fax 781-895-4982)

               with a copy to:    GelTex Pharmaceuticals, Inc.
                                  153 Second Avenue
                                  Waltham, MA 02154
                                  Attention:  Corporate Counsel
                                  (fax 781-672-5822)

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---

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Page 14 of 15

               RenaGel LLC        RenaGel LLC
                                  c/o GelTex Pharmaceuticals, Inc.
                                  153 Second Avenue
                                  Waltham, MA 02154
                                  Attention:  Joseph E. Tyler
                                  (fax 781-895-4981)

          or to such other address as one party may notify the other as provided herein.

     9.07 WAIVER. A waiver by any party for a breach of any of the terms of this Agreement by any other party shall not be deemed a waiver of any subsequent breach of the terms of this Agreement.

     9.08 GOVERNING LAW. This Agreement is to be governed by and construed in accordance with the laws of the State of Iowa.

     9.09 SEVERABILITY. If any provision of this Agreement or the application of any of such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions thereof.

     9.10 DISPUTE RESOLUTION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof shall be settled by arbitration in accordance with the Rules of the American Arbitration Association and judgment upon award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof. Written notice of demand for arbitration shall be filed with the other party to the Agreement and with the American Arbitration Association within a reasonable time after the dispute has arisen. Any such arbitration shall be held in Charles City, Iowa if the arbitration is demanded by GelTex, and in Boston, Massachusetts if Salsbury demands the arbitration.

     9.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of, which once so executed and delivered shall be deemed an original, but all of which constitute but one and the same Agreement. All headings, captions, exhibits, schedules and tables are inserted by convenience of reference only and shall not affect the meaning or interpretation of any provision hereof.

                                                                November 9, 1999

                                      INITIAL: GelTex Pharmaceuticals, Inc.:
                                                                             ---
                                                    Salsbury Chemicals Inc.: DPB
                                                                             ---

Poly(allylamine hydrochloride) Supply Agreement
GelTex Pharmaceuticals, Inc. - Salsbury Chemicals Inc.
Page 15 of 15

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WITNESSETH:                     SALSBURY CHEMICALS, INC.

By: /s/ James S. Hanson         By: /s/ Dennis P. Bauer
   -----------------------         --------------------------------------
                                    Dennis P. Bauer, Ph.D.

                                Title: Vice President - Sales & Marketing
                                      -----------------------------------
                                Date:     November 9, 1999              .
                                      -----------------------------------
WITNESSETH:                     GELTEX PHARMACEUTICALS, INC.

By: /s/ Priscilla English       By: /s/ Mark Skaletsky
   -----------------------         --------------------------------------

                                Title: President and CEO
                                      -----------------------------------
                                Date:  December 13, 1999
                                      -----------------------------------